SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                                February 27, 2002
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                        (Date of earliest event reported)


                               WVS Financial Corp.
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             (Exact name of registrant as specified in its charter)


Pennsylvania                        0-22444                     25-1710500
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(State or other               (Commission File Number)         (IRS Employer
jurisdiction of incorporation)                               Identification No.)


9001 Perry Highway, Pittsburgh, Pennsylvania                      15237
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(Address of principal executive offices)                         (Zip Code)



                                 (412) 364-1913
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              (Registrant's telephone number, including area code)


                                 Not Applicable
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(Former  name,  former  address and former  fiscal year,  if changed  since last report)


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


Item 5. Other Items

On February 27, 2002, WVS Financial Corp. (the "Company"), the holding company for West View Savings Bank (the "Bank"), announced the election of Lawrence M. Lehman as a director of the Company and the Bank, effective March 1, 2002. For additional information, reference is made to the Press Release, dated February 27, 2002, which is attached hereto as Exhibit 99 and is incorporated herein by reference.


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



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                   WVS FINANCIAL CORP.


Dated:  February 27, 2002                    By:     /s/ David J. Bursic
                                                   _________________________
                                                     David J. Bursic
                                                     President and
                                                     Chief Executive Officer


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